• • • • • Items of Business 2A Re-elect Mr Sam Sample as a Director FOR AGAINST ABSTAIN 2B Re-elect Ms Jane Citizen as a Director

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DRAFT

sezzle

The Responsible Way to Pay

Annual General Meeting

November 2024

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales ("UMS"); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) impact of our delisting from the Australian Securities Exchange and trading on the Nasdaq Capital Market as our sole trading exchange; (xiv) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 29, 2024, subsequent quarterly reports on Form 10-Q, and subsequent reports on Form 8-K. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).
All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS"), Active Subscribers and Active Consumers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, UMS is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Subscribers and Active Consumers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS, Active Subscribers and Active Consumers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

WebBank

Pi4 & Pi2 loans are originated by WebBank except loans in IA, Puerto Rico & CAN. For example, for a $300 loan Pi4, you make one $75 down payment today, then three $75 payments every two weeks for a 35.40% annual percentage rate (APR) & total payments of $305.99, which includes a $5.99 Service Fee (finance charge) charged at loan origination. Service fees vary & can range from $0 to $5.99 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

How to Vote

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- Click the “Vote” icon at the top right of the screen
- To vote, select your preferred option
- You will see a vote confirmation
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Items of Business
2A Re-elect Mr Sam Sample as a Director
FOR
AGAINST
ABSTAIN
2B Re-elect Ms Jane Citizen as a Director
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Table of Contents

The Mission Shaping Our Future

Our Mission & Guiding Principles

Our Mission: Financially Empowering the Next Generation

1. Positively Affecting Profitability
2. Increasing Consumer Lifetime Value (LTV)
3. Acquiring New Users
4. Enhancing Stakeholder Satisfaction

Expanding Reach & Consumer Impact through Innovation

Direct Integration
(2017[1])



Pay-in-4, Pay-in-Full, Pay-in-2

- User generally acquired at point of checkout
- Shops at select Sezzle merchants

Credit Reporting
(2021)



Sezzle Up

- Free to opt-in credit builder
- Reports consumer payments to credit bureaus to help users build credit through BNPL

Subscription
(2022 & 2023)



Premium & Anywhere

- **Premium:** Access to 350+ Premium Merchants & Gift Card platform partners
- **Anywhere:** Provides consumers the ability to buy now, pay later anywhere Visa is accepted

INCREASING CUSTOMER LIFETIME VALUE

Potential Future Products

Financial Tools	Shopping Tools
✓ On-Demand	✓ Product Marketplace
Debit & Credit Card	✓ Price Comparisons
Cash Advances	Personalization
Early Wage Access	Product Insurance
Budgeting Capabilities	Coupons & Discounting
Checking Accounts	And More!

[1] Pay-in-4 was first introduced in 2017, followed by Pay-in-Full in 2022, and the subsequent launch of Pay-in-2 in 2023.

Note: On-Demand is available only in the U.S. for select consumer cohorts. Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa, Puerto Rico, and Canada.

Quarterly Snapshot

New Awards 2024:

- CNBC — World's Top 250 Fintech Companies
- Worth — Impact 150: Leading Sustainability Progress
- Minneapolis/St. Paul Business Journal — Fastest-growing Public Companies in Minnesota

71.3%
Total Revenue Growth
(3Q24 YoY)

$15.4 million
Net Income
(3Q24)

22.1%
Net Income Margin
(3Q24)

27.7%
Return on Equity for the Quarter[2]
(3Q24)

FY2024 Guidance

$58.0 million
Adjusted Net Income

$9.80
Adjusted Net Income per Diluted Share

FY2025 Guidance

$12.00
Adjusted Net Income per Diluted Share[1]

4.9 — App Store

4.6 — Google Play

4.2 — Trustpilot

529,000
Active Subscribers[3]
(as of September 30, 2024)

$17.3 million
Adjusted Net Income[1]
(3Q24)

24.7%
Adjusted Net Income Margin[1]
(3Q24)

77x
# of Txn. by Top 10% Consumers
(LTM ending September 30, 2024)

[1] Adjusted Net Income and Adjusted Net Income Margin (defined as Adjusted Net Income as a percentage of Total Revenue) are non-GAAP financial measures. For a reconciliation of Net Income to Adjusted Net Income, see Appendix I.
[2] Return on Equity is calculated by taking 3Q24 Net Income divided by the average of the beginning and ending balances of Stockholders' Equity for the respective period.
[3] Active Subscribers are rounded to the nearest thousand.

Voting & Proposals

Valid Proxies Received Prior to Meeting

Proxy numbers reported reflect a total of 5,580,093 shares of common stock outstanding at the Record Date of October 1, 2024.

1. ELECTION OF DIRECTORS

	FOR	WITHHELD	NON-VOTES	UNCAST
ITEM 1: Re-Election of Kyle Brehm (Non-Executive Director)	3,537,465	2,512	1,016,176	0
ITEM 2: Re-Election of Stephen East (Non-Executive Director)	3,528,365	11,612	1,016,176	0
ITEM 3: Re-Election of Paul Victor Paradis (Executive Director)	3,486,866	33,341	1,035,946	0
ITEM 4: Re-Election of Karen L. Webster (Non-Executive Director)	3,537,212	2,765	1,016,176	0
ITEM 5: Re-Election of Charles Youakim (Executive Director)	3,532,834	7,081	1,016,238	0

Valid Proxies Received Prior to Meeting

Proxy numbers reported reflect a total of 5,580,093 shares of common stock outstanding at the Record Date of October 1, 2024.

2. RATIFICATION OF INDEPENDENT ACCOUNTING FIRM SELECTION

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 6: Ratification of Independent Accounting Firm Selection	4,553,046	1,417	1,690	0	0

3. ADOPTION OF THE FIFTH RESTATED CERTIFICATE OF INCORPORATION

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
ITEM 7: Adoption of the Fifth Restated Certificate of Incorporation	3,008,144	529,818	2,015	1,016,176	0

Appendix

Appendix I: Reconciliation of GAAP to Non-GAAP Measures

Adjusted Net Income

(in $ thousands; except per share amounts)	For the three months ended				
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income	$ 15,446	$ 29,702	$ 8,007	$ 2,939	$ 1,294
Discrete tax expense (benefit) for valuation allowance release	1,904	(16,845)	-	-	-
Loss on extinguishment of line of credit	-	260	-	-	-
Fair value adjustment on warrants	-	-	1,262	377	(89)
Other (income) expenses, net	(96)	(50)	92	(727)	(15)
Adjusted net income	**$ 17,254**	**$ 13,067**	**$ 9,361**	**$ 2,589**	**$ 1,190**

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Adjusted net income; adjusted net income margin; and adjusted net income per diluted share. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Adjusted net income is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income per diluted share is defined as non-GAAP adjusted net income divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

sezzle

The Responsible Way to Pay